UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2004

CORILLIAN CORPORATION

(Exact name of registrant as specified in its charter)

Commission file number: 0-29291

Oregon	91-1795219
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

3400 NW John Olsen Place
Hillsboro, Oregon	97124
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (503) 629-3300

Item 7. Financial Statements and Exhibits

     (c) Exhibits

Exhibit	Description
99.1	Press Release dated July 21, 2004 of Corillian Corporation

Item 12. Results of Operations and Financial Condition

On July 21, 2004, Corillian Corporation issued a press release providing its financial results as of and for the three months ended June 30, 2004. A copy of such release is attached hereto as Exhibit 99.1.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 21, 2004

CORILLIAN CORPORATION

	By:	/s/ PAUL K. WILDE

Paul K. Wilde
Chief Financial Officer

CORILLIAN CORPORATION

FORM 8-K

INDEX TO EXHIBITS

Exhibit	Description
99.1	Press Release dated July 21, 2004 of Corillian Corporation